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                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (this "Lease") is made and entered into this 28th day of February, 1997, by and between EAGLE PROPERTIES, L.L.C. a South Dakota limited liability company ("Landlord"), and SERVICE ONE INTERNATIONAL CORPORATION ("Tenant").

         In consideration of the mutual covenants, agreements and undertakings specified herein, and intending to be legally bound, the parties agree as follows:

         1. DEMISED PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, those certain described premises (the "Leased Premises") which are described on Exhibit A attached hereto, containing approximately 24,767 square feet. The parties acknowledge that Exhibit A also describes: (a) the building of which the Leased Premises forms a part (the "Building"); (b) the real property owned by Landlord upon which the Building is situated (the "Property"); and (c) those portions of the Building which are intended for common use by the Landlord and all other tenants of the Building (the "Common Areas"). The address of the leased premises is 400 South Sycamore Avenue, Sioux Falls, South Dakota 57110.

         2. TERM OF LEASE/RENEWAL OPTION. The term of this Lease shall be for a period of approximately one (1) years commencing on February 7, 1997, and ending on February 28, 1998, unless sooner terminated as provided herein.

         3. ACCEPTANCE. Except as otherwise specified in this Lease, Tenant shall take and accept the Leased Premises in its "AS IS" condition. For these purposes, "AS IS" shall mean that the Leased Premises are in tenantable condition so that the lights, front and rear doors, HVAC, plumbing and water and sewer service are in good working order and operating condition. The taking of possession of the Leased Premises by Tenant shall be conclusive evidence that Tenant has examined the Leased Premises to Tenant's satisfaction and that the Leased Premises were, on that day, in good, clean and tenantable condition. Other than as specified in this Lease, Tenant acknowledges that no representations as to the repair of the Leased Premises or promises to alter, remodel or improve the Leased Premises have been made by Landlord.


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         4. DELAY OF OCCUPANCY. In the event the Leased Premises are not ready for occupancy or in the event Landlord is for any reason whatsoever unable to deliver possession of the Leased Premises by the commencement date of this Lease, Landlord shall not be liable nor responsible for any claims, damages or liabilities in connection therewith or by reason thereof, and this Lease shall remain in full force and effect; provided, however, that Tenant shall not be liable for rent until Landlord delivers possession of the Leased Premises to Tenant; provided further, however, that the term of this Lease shall not be extended by any such delay in the commencement of the term of this Lease.

         5. ACCESS BY TENANT. Prior to the commencement of the initial term of this Lease, Tenant shall have the right of access to the Leased Premises for the purpose of installing Tenant's leasehold improvements thereon or therein, provided that such installation otherwise conforms with the terms of this Lease and does not interfere with construction by Landlord and its agents, servants, and employees.

         6. IMPROVEMENTS. Landlord shall, at Landlord's sole cost and expense, be responsible to complete those improvements to the Leased Premises, the Common Area and the Building which are specified on Exhibit B attached hereto. Landlord shall cause such improvements to be constructed in a good and workmanlike manner, using only new and first class materials and components, all in accordance with applicable codes, orders, rules, regulations, laws and ordinances.

         7. RENT. Tenant shall pay to Landlord, as minimum gross rent for the Leased Premises during the entire initial one (1) year term of this Lease, SEVEN THOUSAND TWO HUNDRED TWENTY THREE DOLLARS AND SEVENTY ONE CENTS ($7,223.71) each, in advance, on or before the first day of each and every month at the office of Landlord, or at such other place as Landlord may from time to time designate. Rent for any partial month at the beginning or end of the term of this Lease shall be equitably prorated and shall be payable on the commencement date of this Lease or at the end of the term of this Lease, as the case may be.

         All rental and other sums payable hereunder by Tenant which are not paid when due shall bear interest from the due date thereof to the date of payment at the rate of eighteen percent (18%) per annum. In addition, Tenant shall pay Landlord a TWENTY-FIVE DOLLAR ($25.00) service charge for all monthly minimum rent payments not paid by the tenth (10th) day of the month for which they are payable. Tenant understands that such charge is a service charge to cover extra


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expense incurred by Landlord in collecting and handling delinquent payments.

         8. UTILITIES. Tenant shall be responsible for and shall pay all costs and expenses incurred with respect to all electricity furnished to the Leased Premises, together with any and all taxes thereon. Landlord shall be responsible for and shall pay all costs of heating gas, water and sewer furnished to the leased premises. Landlord shall not be liable in damages or otherwise to Tenant or anyone claiming through Tenant if the furnishing by Landlord or any other supplier of any utilities or other services to the Leased Premises shall be interrupted or impaired by fire, repairs, accident, or by any other causes beyond Landlord's control.

         9. TAXES. Landlord shall be responsible for and shall pay all real estate taxes imposed against and assessments levied upon the Leased Premises.

         10. HVAC MAINTENANCE AND REPAIR. Landlord shall provide all maintenance and repairs (both major and minor) to the major systems of the Properly (including heating, plumbing, mechanical, ventilating, air conditioning and electrical) and ordinary maintenance and repair of the exterior of the Building.

         11. INSURANCE. Landlord shall provide casualty and extended coverage insurance for the Building for its full insurable value. Such policy or policies may contain such other terms and conditions as Landlord deems appropriate. Tenant shall provide casualty and extended coverage insurance for any furniture, fixtures, equipment and other items of personal or business property brought upon the Leased Premises by Tenant for their full insurable values.

         12. COMMON AREA MAINTENANCE. Landlord shall provide all services required to manage, maintain, repair and operate the Common Areas, including, but not limited to, the cost of snow removal, garbage collection, exterior painting, traffic regulations, routine maintenance of and minor repairs to paving, curbs, sidewalks, landscaping, drainage and lighting facilities.

         13. USE OF LEASED PREMISES. The Leased Premises shall be used and occupied by Tenant solely for the purpose of carrying on Tenant's principal business operations. Tenant agrees to operate such business at all times in compliance with all applicable laws, ordinances and governmental regulations. The Leased Premises shall not be left vacant, but shall at all times be occupied, maintained and operated


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by Tenant for the purpose described herein. Tenant shall store in the Leased
Premises only such goods, wares and merchandise as Tenant intends to use in or that relate to the normal day-to-day operations of its business.

         Tenant shall not, without Landlord's prior written consent, obstruct the Common Areas or use the same for business or display purposes; nor abuse the Building, or any other improvements, fixtures or personal property appurtenant thereto; nor use plumbing for any purpose other than that for which constructed; nor make or permit any noise or odor on a continuous basis which is objectionable to the public, to other tenants of the Building, or to the Landlord; nor create, maintain or permit a nuisance thereon; nor do any act intending to injure the reputation of the Landlord; nor, without Landlord's prior written consent, place or permit any radio or television antenna, loudspeaker or sound amplifier or any other phonographs or other similar devices outside of the Leased Premises; nor any other place where the same may be seen or heard outside of the Leased Premises; nor permit any blinking or flashing light to emit from the Leased Premises.

         14. MAINTENANCE AND REPAIR. Landlord shall, at Landlord's expense, during the entire term of this Lease Agreement, keep the foundations and exterior walls and roof of the Building in good condition and repair, except that in the event such repairs are necessitated by or the result from the act or negligence of the Tenant, its agents, servants and employees, then Tenant shall be responsible to place such foundations and exterior walls in good condition and repair. Tenant shall be responsible for the maintenance of and shall, at its own expense, make all necessary repairs and replacements to the Leased Premises and to the window glass, fixtures and all other appliances, equipment and appurtenances thereto, or which are brought upon the Leased Premises in furtherance of Tenant's purpose under this Lease. All such repairs and replacements shall be made promptly and when necessary. If Tenant fails to make any such repairs or replacements, Landlord may, but shall not be required to, make such repairs and replacements for Tenant's account, and the expense thereof shall constitute and be collectible as additional rent under the terms of this Lease. Tenant shall also be responsible for all custodial services furnished to the Leased Premises.

       15. LESSEE'S ALTERATIONS; TRADE FIXTURES AND ADDITIONS. Tenant shall not make substantial alterations in or additions to the Leased Premises, or make any contract therefore, without


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procuring Landlord's prior written consent. In considering whether to give its consent, Landlord may request plans and drawings for such alterations, changes, or repairs, and may also require that sufficient bond be posted to protect the Leased Premises against the filing of any mechanic's liens or similar encumbrances. All alterations, additions or improvements (other than Tenant's separate office or trade fixtures) which may be made or installed by either Landlord or Tenant upon the Leased Premises shall become the property of Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof, without disturbance, molestation or injury, upon the termination of this Lease. If, prior to the termination of this Lease, or within fifteen
(15) days thereafter, Landlord so directs by written notice, Tenant shall promptly remove the additions, improvements, trade fixtures, and installations which were placed upon the Leased Premises by Tenant, and shall promptly restore the walls, ceilings, floor, or whatever, to their original condition. The leased premises are a "smoke free facility". Tenant shall agree to take all reasonable efforts to enforce this smoking ban with it's employees and guests.

         16. RULES AND REGULATIONS. Tenant shall not perform any acts or carry on any practices which may injure the Leased Premises, the building, or the Property, or be a nuisance or a menace thereto, or to the public, or to the other tenants of the Building. Tenant shall keep the Leased Premises, including any area appurtenant thereto, clean and free from rubbish and dirt at all times and shall store all trash at the location and in the manner designated by Landlord. Landlord may establish additional reasonable rules and regulations to which Tenant agrees to conform.

         17. SIGNS. Tenant shall not erect or install any exterior window or door sign, advertising media or window lettering or placards or other signs, or install any interior window or door signs, advertising media or window or door lettering or placards or other signs without first obtaining Landlord's prior written consent. Tenant shall not install any exterior light or plumbing fixtures, shades or awnings, or make any exterior decoration changes to the facade of the Leased Premises without Landlord's prior written consent. Use of the roof of the Building is reserved to Landlord. Landlord shall provide Tenant with the right too use a building sign panel on Landlord's existing Tower sign. The cost of the sign panel installation and rental shall be borne by the Tenant. The annual cost of the tower sign shall be $360.00 payable to the Landlord. (See Exhibit C)


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         18. LIABILITY INSURANCE OF TENANT.  Tenant shall, at its own expense, maintain in effect bodily injury and liability insurance, naming Landlord as a named or additional insured, in connection with the use of the Leased Premises, in an amount of not less than $1,000,000.00 for injury to or the death of any one person in any one accident or occurrence. Insurance required of Tenant hereunder shall be placed with financially responsible insurance companies duly authorized to do business in the State of South Dakota. Tenant shall deliver to Landlord copies of any policies required hereunder, or certificates evidencing the existence and amounts of such insurance required hereunder, with loss payable clauses satisfactory to Landlord.

         19. INSPECTION AND ENTRY BY LANDLORD. Landlord shall have the right to enter the Leased Premises at reasonable hours to examine the same for structural damage and for the purpose of making such repairs or alterations as may be necessary for the safety and preservation of the Leased Premises, so long as such examination does not interfere with Tenant's normal business operations or with the Tenant's furnishings, equipment, books and records. Except in emergencies, Landlord shall give Tenant three (3) days notice before making any repair or alteration.

         20. EMINENT DOMAIN. In the event the entire Leased Premises are taken by an exercise of the power of eminent domain, or if such part of the Leased Premises is taken so as to render the remainder of the Leased Premises unfit for the purpose for which it is rented, then this Lease shall terminate as of the date possession is taken by the condemnor. Tenant understands and agrees that it shall not be entitled to any payments from Landlord due to such taking.

         21. DAMAGE OR DESTRUCTION OF THE LEASED PREMISES. In the event the Leased Premises are destroyed by fire, explosion, windstorm or other casualty, or shall be so damaged by fire, explosion, windstorm or other casualty as to be unfit for occupancy, and Landlord fails to exercise its right to terminate this Lease as set forth hereafter, then Landlord shall promptly repair and restore the Leased Premises to at least as good a condition as existed immediately prior to such destruction or damage. In the event such destruction or damage renders the Leased Premises wholly or partially untenantable: (i) rent and all other charges payable by Tenant under this Lease shall be abated or equitably apportioned from and after the date of the destruction or damage until such time as Tenant resumes full possession of the Leased Premises; (ii) Landlord shall, provided at least seventy-five percent (75%) of the Leased Premises is untenantable, have

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the right to terminate this Lease, effective as of the time of the destruction or damage, by written notice to Tenant within fifteen (15) days after the date of the destruction or damage; and (iii) Tenant shall have the right to terminate this Lease, effective as of the time of the destruction or damage, by written notice to Landlord if Landlord fails to repair and restore the Leased Premises with reasonable dispatch or, even if repair or restoration is proceeding with reasonable dispatch, if such repair or restoration is not completed within 120 days after the date of the destruction or damage.

         22. ASSIGNMENT AND SUBLETTING. Tenant shall not voluntarily or involuntarily by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Tenant's interest in this Lease without first obtaining the written consent of Landlord.

         23. QUIET ENJOYMENT. Landlord agrees that upon Tenant's compliance with all of the terms and conditions of this Lease, Tenant shall peacefully and quietly have, hold and enjoy the Leased Premises for the entire term of this Lease.

         24. DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and broach of this Lease by Tenant:

                  a. The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after the due date thereof;

                  b. The failure by Tenant to observe or perform any other covenant, condition or provision of this Lease to be observed or performed by Tenant, which such failure shall continue for a period of fifteen (15) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than fifteen (15) days are reasonably required for its cure, then the Tenant shall not be deemed to be in default if Tenant commences such cure within said fifteen (15) day period and thereafter diligently pursues such cure to completion; or

                  C. (i) The making by Tenant of any general assignment or general arrangement for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged bankrupt or a petition


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         for reorganization or arrangement under any law relating to bankruptcy
         (unless, in case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Leased Premises, or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or
         (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Leased Premises, or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         25. REMEDIES. In the event of any material default or breach by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

              a. Immediately re-enter and remove all persons and property from the Leased Premises, storing said property in a public warehouse or elsewhere at Tenant's expense, without liability on the part of the Landlord.

              b. Should Landlord elect to re-enter as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or Landlord may, from time to time, without terminating this Lease, re-let the Leased Premises, or any part thereof, for the account of the Tenant, either in Landlord's name or otherwise, upon such terms and conditions and for such period (whether longer than the balance of the term hereof or not) as Landlord may deem advisable, either with or without any equipment or fixtures that may be situated thereon or therein, in which event the rents received on any such re-letting during the balance of the term of this Lease or any part thereof shall be first applied to the expenses of re-letting and collecting, including necessary renovation and alteration of the Leased Premises and reasonable attorney's fees and any real estate commission actually paid, and, thereafter, toward payment of all sums due or to become due to Landlord hereunder, and if a sufficient sum shall not be thus realized to pay such rent and other charges, Tenant shall pay to Landlord monthly any deficiency, and Landlord may sue therefor as each monthly deficiency shall arise. Such monthly deficiencies shall be paid punctually when due, as herein provided, notwithstanding the fact that Landlord may


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         thereafter receive monthly rental in excess of the monthly payments herein specified during subsequent months. No re-entry or taking possession of the Leased Premises shall terminate this Lease unless written notice of such intention is given to Tenant. Unpaid installments of rent or other sums shall bear interest at the rates specified in this Lease.

              c. Collect by suit or otherwise each installment of rent or other sum as it becomes due, or enforce by suit or otherwise any covenant or condition or term of this Lease required to be performed by Tenant; or

              d. Terminate this Lease, in which event Tenant agrees to immediately surrender possession of the Leased Premises and to pay Landlord all damages Landlord may incur by reason of Tenant's default, including the cost of recovering possession of the Leased Premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of said lease term.



         26. LANDLORD'S LIEN. Landlord shall have a valid and subsisting lien for the payment of all rents and for all other charges and other sums to be paid by Tenant, upon Tenant's goods, wares, equipment, signs, fixtures, furniture and other personal property situated on or about the Leased Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent, as well as any and all other sums of money then due, shall have first been paid and discharged. Upon Tenant's default, Landlord may commence foreclosure proceedings upon this lien obtained hereunder as provided by applicable law, in addition to other remedies provided herein or by law.

         27. INDEMNITY. Tenant agrees to indemnify and hold Landlord harmless against any and all claims, demands, damages, costs, and expenses, including reasonable attorneys' fees, arising from the conduct or management of the business conducted by Tenant on the Leased Premises, or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any act or negligence of Tenant, its agents, contractors, servants, employees or licensees, in or about the Leased Premises, the Building, or the Property. Landlord shall not be liable and Tenant waives all claims for damage to person or property


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sustained by Tenant or Tenant's employees, agents, servants, contractors, invitees and customers resulting form any of the foregoing.

         28. WAIVER OF SUBROGATION. Landlord and Tenant hereby agree that neither shall be liable to the other for loss arising out of damage to or destruction of the Leased Premises or the contents thereof, when such loss is caused by any of the perils included within the standard form of fire and extended coverage insurance. The terms of this Section 28 shall be binding whether or not such damage or destruction shall be caused by the negligence of either Landlord or Tenant, or their agents, servants or employees. Landlord and Tenant agree to sign any and all documents reasonably necessary to implement the provisions of this Section 28.

         29. SURRENDER. At the expiration of the term of this Lease, Tenant shall quit and surrender the Leased Premises in as good a state and condition as reasonable wear and tear permits, damage by the elements, fire and other casualty excepted. Any holding over by Tenant shall not operate, except by written agreement to the contrary, to extend or renew this Lease, and no tenancy of any duration shall be created thereby.

         30. EXECUTION OF LEASE BY LANDLORD AND TENANT'S EXECUTION. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Leased Premises, and this document becomes effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by an agreement in writing between Landlord and Tenant, and no act or omission of any employee or agent of Landlord or of Landlord's broker shall alter, change, or modify any of the provisions hereof.

         31. TENANT'S CONFLICTS. Tenant hereby covenants, warrants and represents that by executing this Lease and that by occupying the Leased Premises under this Lease, Tenant is not violating, has not violated, and will not be violating, any restrictive covenant or agreement contained in any other lease or contract affecting the Tenant or any affiliate or associate or any other person or entity with whom or with which Tenant is related or connected financially or otherwise.


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         32. ACCEPTANCE OF PAYMENT. No payment by Tenant, or receipt by Landlord of a lesser amount than the amount then due under this Lease stall be deemed to be other than a payment on account of the earliest portion thereof due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance due or pursue any other remedy provided in this Lease.

         33. SEVERABILITY. The unenforceability of any provision contained in this Lease shall not affect or impair the validity of any other provision of this Lease.

         34. RIGHT TO REPAIR. Notwithstanding anything contained herein to the contrary, Landlord shall have the right to install, maintain, use, repair and replace pipes, ducts, conduits and wires leading through the Leased Premises and serving other parts of the Building, so long as the same does not materially interfere with the Tenant's use of the Leased Premises.

         35. INCORPORATION OF EXHIBITS. All Exhibits referred to herein and attached hereto are hereby incorporated herein by reference and are construed as a part of this Lease.

         36. GOVERNING LAW/JURISDICTION AND VENUE. This Lease and all disputes arising hereunder shall be governed by the laws of the State of South Dakota. The parties hereby consent to the personal jurisdiction of the federal and state courts in the State of South Dakota, waive any argument that such forum is not convenient, and agree that any litigation relating to this Lease or the subject matter hereof shall be venued in either the Circuit Court in Minnehaha County, South Dakota or the Federal District Court, District of South Dakota, Southern Division.

         37. BINDING EFFECTS/BENEFIT. The covenants, agreements and conditions set forth in this Lease shall extend to and shall be binding upon and shall inure to the benefit of the parties and their respective legal representatives, successors, heirs and assigns.

         38. RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed or construed as creating the relationship of principal and agent, or of partnership, or of joint venture, between the parties.


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         39. CUMULATIVE REMEDIES AND NON-WAIVER. The various rights and remedies contained in this Lease shall not be considered as exclusive of any other right or remedy, but shall be construed as cumulative and shall be in addition to every other right or remedy now or hereafter existing at law, in equity, or by statute. No delay in or omission of the right to exercise any power by either party shall impair any such right or power, or shall be construed as a waiver of any default or as acquiescence therein, one or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of the same covenant, term or condition. The consent or approval by either party to, or of any act by, the other party, of a nature requiring consent or approval, shall not be deemed to waive or render unnecessary required consent or approval of any subsequent similar act.

         40. HEADINGS. The headings used herein are for convenience only and do not define, limit or construe the contents hereof.

         41. RECORDING OF LEASE. Tenant shall hot record this Lease without the written consent of Landlord.

         42. CONSENTS. The parties agree that whenever provision is made herein for securing the written consent, permission or approval of either party, that such written consent, permission or approval shall not be unreasonably withheld or delayed.

         43. HAZARDOUS WASTE. During the entire term of this Lease, and during and renewal or extension hereof, Tenant covenants that Tenant shall comply with all present and future environmental laws, ordinances, rules and regulations, whether governmental or otherwise. Tenant shall not permit the generation, creation, treatment, incorporation, discharge, disposal, escape, release or threat of release of any "hazardous substance" (as defined under any applicable federal, state or local law) or "contaminant" (as defined under any applicable federal, state or local law) above, upon, under, within, or from the Leased Premises. Tenant covenants that Tenant will, at Tenant's own expense, abate, remedy, and remove any such hazardous substance or contaminant discovered on the Leased Premises which was located, generated, created, stored, incorporated, discharged, disposed of, or released by Tenant, or which contamination was caused by Tenant. Tenant shall indemnify Landlord, without prior payment being made by Landlord, against, and shall hold Landlord harmless from, any and all claims, demands, judgments, penalties, liabilities, costs, damages and expenses, including court costs and attorneys' fees, whether prior to trial, at trial or on appeal, and whether private or mandated by an governmental body, resulting from any breach of the foregoing covenants, it being the intent of Landlord and Tenant that Landlord shall have no liability for damage to the environment or natural resources caused by Tenant during the period of time Tenant is in possession of the Leased Premises for abatement, removal or clean-up of, or otherwise in respect to any hazardous substance or contaminant by virtue of the interest of Landlord in the Leased Premises.

         44. NOTICES. Notice to either party for any reason shall be in writing and shall be deemed to have been fully given if hand delivered or mailed, first class, postage pre-paid:

        To Landlord:                            With a copy to:

        Eagle Properties, L.L.C.                Brian J. Bauer
        % Steven I. Bechtold                    Attorney-at-Law
        Suite 200                               Suite 400
        3400 West 49th Street                   431 North Phillips Avenue
        Sioux Falls, SD 57106                   Sioux Falls, SD 57104

        To Tenant:                              With a copy to:

        SERVICE ONE CORP.                       _______________________
        c/o Gary Hawthorne                      _______________________
        400 S. Sycamore Avenue                  _______________________
        Sioux Falls, SD

         IN WITNESS WHEREOF, the parties have executed this Lease on the date and year first above written.


LANDLORD:                                 TENANT:

EAGLE PROPERTIES, L.L.C. a                SERVICE ONE INTERNATIONAL CORPORATION
    South Dakota limited
    liability company


By /s/ Steven I. Bechtold                 By /s/ Gary Hawthorne
   -----------------------                   -------------------------------

                                          GARY HAWTHORNE


    As Its  Member                            As Its Executive Vice President